                                  EXHIBIT 99.1



FOR IMMEDIATE RELEASE                        CONTACT:

                                             Sarah Carmody, Investor Relations
                                             617.779.7892
                                             scarmody@amicas.com


          AMICAS ANNOUNCES THE SUBSTANTIAL COMPLETION OF THE FINANCIAL STATEMENT PORTION OF ITS 2005 ANNUAL AUDIT AND FILING OF FORM 12B-25 WITH
                     THE SECURITIES AND EXCHANGE COMMISSION


Boston, MA, March 17, 2006 /PRNewswire/ -- AMICAS, Inc. (Nasdaq: AMCS), a leader in radiology and medical image and information management solutions, today announced the substantial completion of the annual financial statement portion of its audit by its independent registered public accounting firm as of and for the year ended December 31, 2005 and the release of its updated financial results. The Company's independent registered public accounting firm is currently in the process of completing its audit of internal controls over financial reporting required by Section 404 of the Sarbanes-Oxley Act of 2002. The annual audit will be complete upon conclusion of the integrated audits of both the financial statements and internal controls over financial reporting.

As previously announced in the Company's preliminary earnings release dated February 17, 2006 for the fourth quarter and year ended December 31, 2005, the Company, under the direction of its audit committee, was then in the process of looking into a question involving $300,000 of its service revenues for the first half of 2005. The audit committee process is now complete and did not result in any change to the financial statements.

In the 2005 financial presentation, the Company has reclassified its internal implementation and support costs within the cost of revenue in its statement of operations instead of as part of selling, general and administrative expenses. As a result, the 2004 and 2005 quarterly statements of operations have been revised to reflect the cost of maintenance and services including the salaries, benefits and other allocated indirect costs related to the delivery of services and maintenance revenue.

Because the independent registered public accounting firm is finalizing its integrated audit and completing its audit of the Company's internal controls over financial reporting, the Company is unable to timely file its Form 10-K for the fiscal year ended December 31, 2005. AMICAS has filed Form 12b-25 with the Securities and Exchange Commission and the 10-K will be filed no later than the fifteenth calendar day following the prescribed due date of March 16, 2006. Although the annual financial audit is substantially complete, the numbers presented today are subject to change until the filing of our financial statements on Form 10-K.

ABOUT AMICAS, INC.

AMICAS, Inc. (www.amicas.com) is a leader in radiology and medical image and information management solutions. The AMICAS(R) Vision Series(TM) products provide a complete, end-to-end solution for imaging centers, ambulatory care facilities, and radiology practices. Acute care and hospital clients are provided a fully-integrated, HIS/RIS-independent PACS, featuring advanced enterprise workflow support and scalable design. Complementing the Vision Series product family is AMICAS Insight ServicesSM, a set of client-centered professional and consulting services that assist our customers with a well-planned transition to a digital enterprise.

SAFE HARBOR STATEMENT
Except for the historical information herein, the matters discussed in this release include forward-looking statements. In particular, the forward-looking statements contained in this release include statements about future financial and operating results. ALL FORWARD-LOOKING STATEMENTS IN THIS RELEASE ARE QUALIFIED BY THESE CAUTIONARY STATEMENTS AND ARE MADE ONLY AS OF THE DATE OF THIS RELEASE. AMICAS is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements whether as a result of new information, future events or otherwise. The financial statements and information as of, and for the period ended, December 31, 2005 contained in this press release are subject to review by the Company's independent registered public accounting firm.

                                  AMICAS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)

                        (IN THOUSANDS, EXCEPT SHARE DATA)


                                                                              DECEMBER 31,          DECEMBER 31,
                                                                                  2005                  2004
                                                                              ------------          ------------
ASSETS
Current assets:
     Cash and cash equivalents                                                  $  82,214            $  12,634
     Accounts receivable, net                                                      15,316               11,423
     Computer hardware held for resale                                                127                  279
     Deferred income taxes, net                                                        --               28,200
     Prepaid expenses and other current assets                                      1,025                3,053
     Current assets of discontinued operations                                         --               10,551
                                                                                ---------            ---------
TOTAL CURRENT ASSETS                                                               98,682               66,140

Property and equipment, net                                                         1,259                1,988
Goodwill                                                                           27,313               27,313
Acquired/developed software, net                                                    9,623               11,580
Other intangible assets, net                                                        2,511                2,938
Other assets                                                                          897                1,447
Non-current assets of discontinued operations                                          --               22,480
                                                                                ---------            ---------
TOTAL ASSETS                                                                    $ 140,285            $ 133,886
                                                                                =========            =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable and accrued expenses                                      $  11,151            $  12,045
     Deferred revenue, including unearned discounts                                 8,495               10,474
     Current portion long-term debt                                                    --                9,657
     Other current liabilities                                                         --                   --
     Current liabilities discontinued operations                                       --               13,996
                                                                                ---------            ---------
TOTAL CURRENT LIABILITIES                                                          19,646               46,172


Long-term debt                                                                         --               19,017
Non-current liabilities of discontinued operations                                     --                2,813
Other liabilities, primarily unearned discounts                                       726                1,229
Stockholders' equity:
     Preferred stock $.001 par value; 2,000,000 shares authorized;                     --                   --
     none issued and outstanding
     Common stock  $.001 par value; 200,000,000 shares authorized;                     50                   46
     50,355,684 and 46,338,568 shares issued
     Additional paid-in capital                                                   222,927              211,888
     Accumulated deficit                                                          (96,592)            (140,807)
     Treasury stock, at cost, 1,985,502 shares                                     (6,472)              (6,472)
                                                                                ---------            ---------
TOTAL STOCKHOLDERS' EQUITY                                                        119,913               64,655
                                                                                ---------            ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                      $ 140,285            $ 133,886
                                                                                =========            =========

                                   AMICAS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                                 THREE MONTHS ENDED                 YEAR ENDED
                                                                     --------------------------------------------    DEC. 31,
                                                                     MARCH 31    JUNE 30     SEPT. 30    DEC. 31       2005
                                                                     --------    --------    --------    --------   ----------
REVENUES
      Maintenance and services                                       $  8,422    $  8,933    $  9,692    $  9,766      36,813
      Software licenses and system sales                                3,661       3,863       3,920       4,554      15,998
                                                                     --------    --------    --------    --------    --------
TOTAL REVENUES                                                         12,083      12,796      13,612      14,320      52,811
                                                                     --------    --------    --------    --------    --------

COSTS AND EXPENSES
Cost of revenues:
      Maintenance and services                                          3,226       3,497       3,754       3,686      14,163
      Software licenses and system sales, includes
      amortization of software costs of $498, $489, $489, $489 and
      $1,966 respectively                                               1,431       1,381       1,282       2,319       6,413


Selling, general and administrative                                     6,197       5,002       4,820       4,682      20,701
Research and development                                                2,358       2,211       2,286       2,192       9,047
Depreciation and amortization                                             493         467         441         376       1,777
Settlement of earn-out                                                  1,085         468         193         187       1,933
Settlement of litigation                                                   --          --       2,471         250       2,721
Restructuring charges                                                     691         332          --          --       1,023
                                                                     --------    --------    --------    --------    --------
                                                                       15,481      13,358      15,247      13,692      57,778
                                                                     --------    --------    --------    --------    --------
OPERATING INCOME (LOSS)                                                (3,398)       (562)     (1,635)        628      (4,967)

NON-OPERATING INCOME (EXPENSE)
Interest income                                                           413         514         751         838       2,516
Interest expense                                                         (747)         (2)         (2)         --        (751)
                                                                     --------    --------    --------    --------    --------
INCOME (LOSS) FROM CONTINUING OPERATIONS,
      BEFORE INCOME TAXES                                              (3,732)        (50)       (886)      1,466      (3,202)
(Benefit) provision for income taxes                                   (1,480)        (19)       (346)        648      (1,197)
                                                                     --------    --------    --------    --------    --------
INCOME (LOSS) FROM CONTINUING OPERATIONS                               (2,252)        (31)       (540)        818      (2,005)
Gain on Sale of discontinued operations, net of taxes of $33,906       46,073          --          --         204      46,277
Income (loss) from discontinued operations                                 (3)         --         (25)        (29)        (57)
                                                                     --------    --------    --------    --------    --------
NET INCOME (LOSS)                                                    $ 43,818    $    (31)   $   (565)   $    993    $ 44,215
                                                                     ========    ========    ========    ========    ========

NET INCOME (LOSS) PER SHARE

      Basic:
        Continuing operations                                        $  (0.05)   $  (0.00)   $  (0.01)   $   0.02    $  (0.04)
        Discontinued operations                                          1.03          --       (0.00)       0.00        1.00
                                                                     --------    --------    --------    --------    --------
                                                                     $   0.98       (0.00)   $  (0.01)   $   0.02    $   0.96
                                                                     ========    ========    ========    ========    ========

      Diluted:
        Continuing operations                                        $  (0.05)   $  (0.00)   $  (0.01)   $   0.02    $  (0.04)
        Discontinued operations                                          1.03          --       (0.00)       0.00        1.00
                                                                     --------    --------    --------    --------    --------
                                                                     $   0.98    $  (0.00)   $  (0.01)   $   0.02    $   0.96
                                                                     ========    ========    ========    ========    ========

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:

      Basic                                                            44,530      45,169      47,208      48,064      46,285
      Diluted                                                          44,530      45,169      47,208      50,894      46,285

                                  AMICAS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                  THREE MONTHS ENDED                YEAR ENDED
                                                                     --------------------------------------------    DEC. 31,
                                                                     MARCH 31    JUNE 30     SEPT. 30    DEC. 31       2004
                                                                     --------    --------    --------    --------   ----------
REVENUES
      Maintenance and services                                       $  6,541    $  7,269    $  7,459    $  8,274    $ 29,543
      Software licenses and system sales                                2,924       2,723       3,291       3,838      12,776
                                                                     --------    --------    --------    --------    --------
TOTAL REVENUES                                                          9,465       9,992      10,750      12,112      42,319
                                                                     --------    --------    --------    --------    --------

COSTS AND EXPENSES
Cost of revenues:
      Maintenance and services                                          3,497       3,331       3,093       3,139      13,060
      Software licenses and system sales, includes
      amortization of software costs of $794, $794, $794, $794
      and $3,178 respectively                                           1,443       1,177       1,628       1,906       6,154
Impairment of capitalized software                                         --          --          --       3,229       3,229
Selling, general and administrative                                     6,286       6,183       6,371       6,984      25,824
Research and development                                                2,405       2,248       2,413       2,422       9,488
Depreciation and amortization                                             562         515         490         401       1,968
Settlement of earn-out                                                     --          --          --       2,402       2,402
Settlement of litigation                                                   --          --          --         500         500
Restructuring charges                                                     325          --         285         867       1,477
Impairment charges                                                         --          --          --       1,196       1,196
                                                                     --------    --------    --------    --------    --------
                                                                       14,518      13,454      14,280      23,046      65,298
                                                                     --------    --------    --------    --------    --------
OPERATING INCOME (LOSS)                                                (5,053)     (3,462)     (3,530)    (10,934)    (22,979)

NON-OPERATING INCOME (EXPENSE)
Interest income                                                            26          27          42          68         163
Interest expense                                                         (373)       (351)       (367)       (408)     (1,499)
                                                                     --------    --------    --------    --------    --------
INCOME (LOSS) FROM CONTINUING OPERATIONS,
      BEFORE INCOME TAXES                                              (5,400)     (3,786)     (3,855)    (11,274)    (24,315)
(Benefit) provision for income taxes                                       75          75          75       1,975       2,200
                                                                     --------    --------    --------    --------    --------
INCOME (LOSS) FROM CONTINUING OPERATIONS                               (5,475)     (3,861)     (3,930)    (13,249)    (26,515)

Income (loss) from discontinued operations                              3,291       3,870       3,559       3,338      14,058
                                                                     --------    --------    --------    --------    --------
NET INCOME (LOSS)                                                    $ (2,184)   $      9    $   (371)   $ (9,911)   $(12,457)
                                                                     ========    ========    ========    ========    ========

NET INCOME (LOSS) PER SHARE

      Basic:
        Continuing operations                                        $  (0.13)   $  (0.09)   $  (0.09)   $  (0.30)   $  (0.61)
        Discontinued operations                                          0.08        0.09        0.08        0.08        0.32
                                                                     --------    --------    --------    --------    --------
                                                                     $  (0.05)       0.00    $  (0.01)   $  (0.23)   $  (0.29)
                                                                     ========    ========    ========    ========    ========

      Diluted:
        Continuing operations                                        $  (0.13)   $  (0.09)   $  (0.09)   $  (0.30)   $  (0.61)
        Discontinued operations                                          0.08        0.09        0.08        0.08        0.32
                                                                     --------    --------    --------    --------    --------
                                                                     $  (0.05)   $   0.00    $  (0.01)   $  (0.23)   $  (0.29)
                                                                     ========    ========    ========    ========    ========

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
      Basic                                                            43,371      43,438      43,552      43,887      43,563
      Diluted                                                          43,371      43,438      43,552      43,887      43,563